NUVEEN Exchange-Traded Funds
NOVEMBER 30, 1997

Semiannual Report

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NIM

Select Maturities

Photo of: people sitting on front porch and gardening.

Contents

 1   Dear Shareholder
 3   Answering Your Questions
 7   NIM Performance Overview
 8   Shareholder Meeting Report
 9   Portfolio of Investments
14   Statement of Net Assets
15   Statement of Operations
16   Statement of Changes in Net Assets
17   Notes to Financial Statements
22   Financial Highlights
24   Fund Information

INSERT:

New from Nuveen THE NUVEEN RITTENHOUSE GROWTH FUND

     General Electric. Johnson & Johnson. Gillette. Familiar names to be sure. And the sort of established "blue chip" companies our new growth fund invests in. For many, these are the holdings that belong at the core of a well-constructed portfolio. Why? They provide attractive long-term growth potential plus the benefits of investing in companies you know and trust.

     The fund is managed by Rittenhouse Financial Services, a premier growth manager selected by Nuveen for their proven track record and disciplined investment process. The portfolio team focuses on companies that are global industry leaders - household names with a history of strength and consistent growth.

     Sound reassuring? Ask your financial adviser today about the fund and Nuveen's growing family of equity, balanced and income mutual funds. Or call
(800) 621-7227 to receive an investor guide, containing a prospectus which provides more complete information, including charges and expenses. Please read it carefully before you invest.


(See other side for a Nuveen product listing)

NUVEEN INVESTMENTS CAN HELP YOU SUSTAIN THE WEALTH OF A LIFETIME

MUTUAL FUNDS
Nuveen Rittenhouse Growth Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
National Municipal Bond Funds
State-Specific Municipal Bond Funds

UNIT TRUSTS
Equity
Corporate Bond
Municipal Bond

EXCHANGE-TRADED FUNDS
MUNIPREFERRED(R)
PRIVATE ASSET MANAGEMENT


For more information about any of these Nuveen products, including charges and expenses, call your financial adviser for a prospectus where available, or call Nuveen at (800) 621-7227.

Please read it carefully before you invest.

Dear Shareholder

Photo of: TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It's a pleasure to report to you on the performance of your Nuveen Select Maturities Municipal Fund. Over the past 12 months, the fund has performed well, rewarding shareholders with dependable tax-free income and attractive returns.

Investors in the fund continued to enjoy tax-free dividends generated by the underlying portfolio of quality municipal bonds with intermediate-term effective maturities. As of November 30, 1997, shareholders in the Select Maturities Fund were receiving a current market yield of 5.46%. To match this yield, investors in the 31% federal income tax bracket would have had to earn 7.91% on taxable alternatives. Dividend stability continues to be a hallmark of your Nuveen exchange-traded fund, as the dividends for this fund were declared a total of 12 times over the past year with only one modest adjustment.

For the 12 months ended November 30, 1997, the total return on the Select Maturities Fund was 6.24%, providing a taxable-equivalent return of 8.70% for investors in the 31% federal tax bracket. For shareholders in higher tax brackets, the tax-adjusted returns were even more attractive. You will find additional details on the performance of your fund on page 7.

THE YEAR IN REVIEW
Over the past year, American investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Chairman Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

HELPING YOU BUILD A BETTER PORTFOLIO
The events of 1997 have also focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen exchange-traded funds provide an excellent balance to other equity and bond investments, and their current yields make them very attractive.

You already know that you can rely on Nuveen to provide the tax-advantaged investments you need to achieve your investment goals. Your financial adviser can also introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds. In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk to your financial adviser about ways you can complement your current Nuveen investment by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,





TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 1998



"The fund has performed well, rewarding share holders with dependable tax-free income and attractive returns."

Answering Your Questions


TED NEILD, MANAGING DIRECTOR OF NUVEEN'S PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED THE PERFORMANCE OF THE SELECT MATURITIES MUNICIPAL FUND OVER THE PAST YEAR.


WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?
Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation and volatility in the equity markets. These factors contributed to a positive environment for fixed-income investments, including municipal issues.

Between December 1996 and November 1997, the yield on 10-year Treasury bonds dropped from 6.04% to 5.85%, and the municipal market followed suit, as the yield on the Lehman Brothers 10-year Municipal Bond Index declined from 4.95% to 4.74%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by an increased supply of newly issued municipal bonds that temporarily impacted bond prices. The increased supply worked to our advantage, however, as it expanded our opportunities to find value in the marketplace.

HOW HAS THE SELECT MATURITIES FUND PERFORMED DURING THIS PERIOD?
As Tim mentioned in his letter to shareholders, the total return for the Nuveen Select Maturities Fund was 6.24% for the 12 months ended November 30, 1997. This compares favorably with the one-year return of 6.04% for the Lehman Brothers 7-Year Municipal Bond Index and, given its shorter maturity and lower volatility, trails the annual average return of 7.04% for the group of 18 national unleveraged closed-end municipal bond funds tracked by Lipper Analytical Services.

During periods of changing interest rates, shorter duration serves to cushion the Select Maturities Fund from the effects of volatility. When interest rates are rising and bond prices are consequently falling, the share price benefits from this protection. However, during periods of declining interest rates, such as the past 12 months, shorter duration prevents the fund's share price from rising as much as those of funds with longer durations.

The performance of the Select Maturities Fund was also affected by comparatively low turnover during the past year. This reflects our deliberate decision to emphasize current income, price stability and tax-efficiency in keeping with the fund's objectives. The portfolio currently maintains an embedded yield of 6.21%, compared with the 4.59% offered by today's municipal bonds with average maturities of 10 years. This difference of 162 basis points helps to sustain the tax-free dividends provided by the Select Maturities Fund. Additionally, the majority of the bonds in this fund are trading at significant premiums, which provide more price stability in volatile markets.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?
While credit spreads remain tight, we will continue to purchase bonds with high credit quality at yields that are similar to those of bonds with lower ratings. During the past year, as yield differentials between AAA and BBB bonds narrowed, the fund would not have been adequately compensated for the additional risk involved in buying bonds at the lower end of the rating spectrum. We were able to buy more highly rated bonds without sacrificing much yield, thereby enhancing the credit quality of our portfolio. We believe that if credit spreads widen again, these high-quality issues will increase in value relative to lower-rated bonds.


SIDE BAR TEXT:
"By identifying individual bonds with current yields, prices, credit quality, and future prospects that are exceptionally attractive relative to other bonds in the market, we believe the portfolio will be positioned to deliver above-market, risk-adjusted performance."

We will also continue to look for individual bonds that offer good long-term value and the potential for relative price appreciation. If we succeed in identifying individual bonds with current yields, prices, credit quality, and future prospects that are exceptionally attractive relative to other bonds in the market, the portfolio will be positioned to deliver above-market, risk-adjusted performance. Our search, backed by outstanding resources of the Nuveen Research Department, emphasizes three strategic sectors:

o Healthcare: Increasing competitive pressures in this industry will result in some attrition. We are selective in buying only the bonds of the strongest issues that we believe will show favorable price movement as the market recognizes their value.

o Public Utilities: Deregulation of this sector is creating opportunities for the research-intensive bond buying in which Nuveen excels. We are currently focusing on bonds issued by utility companies that we believe are strong enough to weather the deregulation process and the increased risk of credit quality realignments.


SIDE BAR TEXT:
" We are selective in buying only the bonds of the strongest issues that we believe will show favorable price movement as the market recognizes their value."

o Housing: Because the timing of cash flows can be uncertain, these bonds carry some additional risk. However, we believe this is one of the few sectors of the municipal market in which our portfolios are still compensated for assuming that incremental risk.

Whenever possible, we will also pursue strategies aimed at enhancing the structure of your Nuveen exchange-traded fund. Specifically, this means upgrading call protection. By selling bonds with shorter call protection, we can re-deploy assets into bonds with longer protection and better yields, thereby extending call protection and supporting the funds' embedded yields. We will also be exploring opportunities to purchase discount bonds, which can enhance the potential for price appreciation, extend duration, and provide additional income stability if interest rates continue to decline.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
Looking at the year ahead, we believe a potential for weakness exists in the economy, as evidenced by continuing volatility in the equity market, layoffs that are beginning to reach a national level, and a shortage of raw material supplies. These factors could increase the demand for municipal bonds.


SIDE BAR TEXT:
" We will also be exploring opportunities to purchase discount bonds, which can enhance the potential for price appreciation, extend duration, and provide additional income stability if interest rates continue to decline."

Nuveen Select Maturities
Municipal Fund
Performance Overview
As of November 30, 1997

NIM

FUND HIGHLIGHTS
---------------------------------------------

Inception Date                           9/92
---------------------------------------------
Share Price                           11 5/16
---------------------------------------------
Net Asset Value                        $11.93
---------------------------------------------
Current Market Yield                    5.46%
---------------------------------------------
Taxable Equivalent Yield(1)             7.91%
---------------------------------------------

---------------------------------------------
Total Net Assets ($000)              $147,521
---------------------------------------------
Average Weighted Maturity (Years)       14.84
---------------------------------------------
Average Weighted Duration (Years)        5.62
---------------------------------------------

ANNUALIZED TOTAL RETURN (AT NAV)
---------------------------------------------

1-Year                                  6.24%
---------------------------------------------
3-Year                                  9.43%
---------------------------------------------
5-Year                                  6.97%
---------------------------------------------
Since Inception                         6.78%
---------------------------------------------

TAXABLE EQUIVALENT TOTAL RETURN(2)
---------------------------------------------

1-Year                                  8.70%
---------------------------------------------
3-Year                                 12.01%
---------------------------------------------
5-Year                                  9.54%
---------------------------------------------
Since Inception                         9.25%
---------------------------------------------


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal income tax rate of 31%.

2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The fund paid shareholders a capital gains distribution in December 1996 of $0.0352 per share.

PIE CHARTS:

Credit Quality
AAA                        42%
AA                         21%
BBB/NR                     20%
A                          17%


Diversification
Transportation              9%
Other                       8%
General Obligation         10%
Education                   3%
Escrowed Bonds             12%
Lease Rental                3%
Health Care                13%
Pollution Control           3%
Utilities                  16%
Industrial Development      3%
Housing                    20%



BAR CHART:
Dividend History(3)
12/96                      0.0540
1/97                       0.0540
2/97                       0.0540
3/97                       0.0540
4/97                       0.0540
5/97                       0.0515
6/97                       0.0515
7/97                       0.0515
8/97                       0.0515
9/97                       0.0515
10/97                      0.0515
11/97                      0.0515

Shareholder Meeting Report
Annual Meeting Date: July 30, 1997

                     SELECT MATURITIES
---------------------------------------------------------
TOTAL SHARES OUTSTANDING:                      12,370,635
---------------------------------------------------------
TOTAL SHARES VOTED:                             7,667,718
---------------------------------------------------------
ROBERT P. BREMNER
   For                                          7,572,425
   Withhold                                        95,293
---------------------------------------------------------
      Total                                     7,667,718

LAWRENCE H. BROWN
   For                                          7,576,278
   Withhold                                        91,440
---------------------------------------------------------
      Total                                     7,667,718

ANTHONY T. DEAN
   For                                          7,576,745
   Withhold                                        90,973
---------------------------------------------------------
      Total                                     7,667,718

ANNE E. IMPELLIZZERI
   For                                          7,574,922
   Withhold                                        92,796
---------------------------------------------------------
      Total                                     7,667,718

PETER R. SAWERS
   For                                          7,577,810
   Withhold                                        89,908
---------------------------------------------------------
      Total                                     7,667,718

WILLIAM J. SCHNEIDER
   For                                          7,575,645
   Withhold                                        93,073
---------------------------------------------------------
      Total                                     7,668,718

TIMOTHY R. SCHWERTFEGER
   For                                          7,575,213
   Withhold                                        92,505
---------------------------------------------------------
      Total                                     7,667,718

JUDITH M. STOCKDALE
   For                                          7,573,957
   Withhold                                        93,761
---------------------------------------------------------
      Total                                     7,667,718

RATIFICATION OF AUDITORS
   For                                          7,522,120
   Against                                         38,974
   Abstain                                        106,624
---------------------------------------------------------
      Total                                     7,667,718

CHANGE IN FUNDAMENTAL INVESTMENT POLICY
   For                                          5,405,367
   Against                                        150,405
   Abstain                                        275,829
---------------------------------------------------------
      Total                                     5,831,601
      Broker Non Vote                           1,836,117

PORTFOLIO OF INVESTMENTS (UNAUDITED)
NUVEEN SELECT MATURITIES
MUNICIPAL FUND (NIM)
 PRINCIPAL                                                                      OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS*   RATINGS**            VALUE
              ARIZONA - 1.8%

$ 2,470,000   Arizona Educational Loan Marketing Corporation, Educational Loan
                Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)          9/02 at 101         Aa        $2,636,947

              ARKANSAS - 2.4%

  2,380,000   Arkansas Development Finance Authority, Single Family               7/05 at 102        AAA         2,469,345
                Mortgage Revenue Bonds, 1995 Series B (Mortgage-Backed
                Securities Program), 6.200%, 1/01/21 (Alternative Minimum Tax)

    990,000   Arkansas Student Loan Authority, Student Loan Revenue Bonds,        6/01 at 102          A         1,059,775
                Series 1992A-2 (Subordinate), 6.750%, 6/01/06 (Alternative Minimum Tax)

              COLORADO - 6.1%

              City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
  1,460,000     8.750%, 11/15/23 (Alternative Minimum Tax)
                (Pre-refunded to 11/15/01)                                       11/01 at 102       Baa1         1,718,624
  4,040,000     8.750%, 11/15/23 (Alternative Minimum Tax)                       11/01 at 102       Baa1         4,681,431

  1,226,191   El Paso County, Colorado, Single Family, Mortgage Revenue
                Tax-Exempt Refunding Bonds,                                      No Opt. Call       Aaa          1,345,598
                Series 1992A, Class, A-2, 8.750%, 6/01/11

  1,000,000   Summit County, Colorado, Sports Facilities, Refunding Revenue
                Bonds (Keystone Resorts                                          No Opt. Call        A-          1,201,670
                Management, Inc. Project), Series 1990, 7.750%, 9/01/06

              DISTRICT OF COLUMBIA - 4.7%

  1,000,000   District of Columbia (Washington, D.C.), General Obligation        No Opt. Call       Aaa          1,093,230
                Refunding Bonds, Series 1994A, 6.000%, 6/01/11

  5,400,000   District of Columbia (Washington, D.C.), General Obligation        No Opt. Call       Aaa          5,907,276
                Refunding Bonds, Series 1993A, 6.000%, 6/01/07

              FLORIDA - 4.2%

  2,000,000   State of Florida, Faith and Credit, State Board of Education,       6/00 at 100       Aaa          2,144,180
                Public Education Capital Outlay Bonds, Series 1986-C,
                7.100%, 6/01/07

  3,500,000   Hillsborough County Industrial Development Authority, Pollution
                Control, Revenue Refunding Bonds (Tampa Electric Company          5/02 at 103        AA          4,057,235
                Project), Series 1992, 8.000%, 5/01/22

              GEORGIA - 8.7%

  2,540,000   Municipal Electric Authority of Georgia, General Power             No Opt. Call       Aaa          3,064,281
                 Revenue Bonds, 1992B Series, 7.500%, 1/01/07

  1,800,000   State of Georgia, General Obligation Bonds, 1994-D,                No Opt. Call       Aaa          2,120,490
                 6.700%, 8/01/09

    810,000   Urban Residential Finance Authority, Of The City of Atlanta,       No Opt. Call       N/R            848,896
                 Revenue Bonds (Landrum Arms Project), Series 1994, 6.750%, 7/01/04

  5,755,000   Development Authority of Burke County, Georgia, Pollution           1/03 at 103       Aaa          6,833,257
                Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                Project), Series 1992, 8.000%, 1/01/15 (Pre-refunded to 1/01/03)

              ILLINOIS - 8.9%

  3,880,000   Illinois Development Finance Authority, Child Care Facility,       9/02 at 102        N/R          4,136,584
                Revenue Bonds, Series 1992 (Illinois Facilities Fund Project),
                7.400%, 9/01/04

  2,305,000   Illinois Housing Development Authority, Section 8 Elderly         11/02 at 102          A          2,443,023
                Housing Revenue Bonds (Skyline Towers Apartments),
                Series 1992B, 6.625%, 11/01/07

 PRINCIPAL                                                                      OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS*   RATINGS**            VALUE
              ILLINOIS - CONTINUED

 $1,000,000   Chicago School Reform Board of Trustees of the Board of Education  No Opt. Call        Aaa        $1,129,040
                of the City of Chicago, Illinois, Unlimited Tax, General
                Obligation Bond, Series 1996, 6.250%, 12/01/11

  1,300,000   General Obligation Lease Certificates, 1992 Series A (Board of     No Opt. Call        Aaa         1,438,255
                Education of the City of Chicago), Illinois, 6.125%, 1/01/07

  2,630,000   Chicago Metropolitan Housing Development Corporation                7/03 at 100        Aaa         2,667,504
                (Chicago, Illinois), Housing Development Revenue Refunding Bonds
                (FHA-Insured Mortgage Loan-Section 8 Assisted Project),
                Series 1993B, 5.700%, 1/01/13

    570,000   City of Danville, Vermilion County, Illinois, Single Family,       11/03 at 102         A1           607,688
                Mortgage Revenue Refunding Bonds, Series 1993, 7.300%, 11/01/10

    640,000   City of Rock Island, Illinois, Residential Mortgage Revenue         9/02 at 102         Aa           685,594
               Refunding Bonds, Series 1992, 7.700%, 9/01/08

              INDIANA - 8.2%

  1,000,000   The Indianapolis Local Public Improvement Bond Bank,               No Opt. Call         A+         1,137,010
                Series 1992 D Bonds, 6.600%, 2/01/07

  2,100,000   The Indianapolis Local Public Improvement Bond Bank,                7/03 at 102         Aa         2,241,582
                Transportation Revenue Bonds, Series 1992, 6.000%, 7/01/10

              City of Beech Grove, Indiana, Economic Development, Multifamily Housing, Mortgage
              Revenue Bonds, Series 1997A (FHA Insured Mortgage Loan-McGregor Woods
              Apartments Project):
    170,000     5.000%, 6/01/02 (Mandatory put 6/01/98)                           2/98 at 100        N/R           170,027
    375,000     5.000%, 6/01/07 (Mandatory put 6/01/98)                           2/98 at 100        N/R           375,060
    500,000     5.000%, 6/01/12 (Mandatory put 6/01/98)                           2/98 at 100        N/R           500,240
    685,000     5.000%, 6/01/17 (Mandatory put 6/01/98)                           2/98 at 100        N/R           685,110
  4,770,000     5.000%, 6/01/37 (Mandatory put 6/01/98)                           2/98 at 100        N/R         4,772,290

  2,000,000   Hospital Authority of Elkhart County, Indiana, Hospital Revenue     7/02 at 102         A1         2,210,580
                Bonds, Series 1992 (Elkhart General Hospital, Inc.), 7.000%, 7/01/08

              MAINE - 0.9%

  1,190,000   Maine Educational Loan Marketing Corporation, Student Loan          5/02 at 101         A          1,265,982
                Revenue Refunding Bonds, Series 1992, Student Loan, Revenue
                Refunding Bonds, Subordinate Series 1992A-2, 6.600%, 5/01/05
                (Alternative Minimum Tax)

              MARYLAND - 1.4%

  2,000,000   Anne Arundel County, Maryland, Multifamily Housing, Revenue        No Opt. Call      BBB+          2,115,600
                Bonds (Woodside Apartments Project), Series 1994,
                7.450%, 12/01/24 (Alternative Minimum Tax)
                (Mandatory put 12/01/03)

              MASSACHUSETTS - 1.2%

  1,760,000   Massachusetts Municipal Wholesale Electric Company,                No Opt. Call      Aaa           1,772,795
                 Power Supply System Revenue Bonds, 1994 Series B, 4.700%, 7/01/06

              MICHIGAN - 4.6%

  6,000,000   Greater Detroit Resource Recovery Authority, Michigan,             No Opt. Call      Aaa           6,722,220
                 Resource Revenue Refunding Bonds, Series 1996-A, 6.250%, 12/13/07

 PRINCIPAL                                                                      OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS*   RATINGS**            VALUE
              NEBRASKA - 4.1%

              Nebraska Public Gas Agency, Gas Supply System Revenue Bonds, 1995 Series A:
 $1,000,000     5.250%, 4/01/02                                                  No Opt. Call      Baa1         $1,025,650
  1,250,000     5.300%, 4/01/03                                                  No Opt. Call      Baa1          1,285,575
  1,000,000     5.400%, 4/01/04                                                  No Opt. Call      Baa1          1,032,950

  2,400,000   Airport Authority of the City of Omaha (Nebraska), Airport          1/02 at 102        A1          2,756,616
                 Facilities Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14

              NEW YORK - 8.1%

  2,000,000   New York State Medical Care, Facilities Finance Agency,             2/06 at 102       AA+          2,136,160
                 FHA-Insured Mortgage Project, Revenue Bonds, 1995 Series C,
                 6.100%, 8/15/15

  3,000,000   New York City Housing Development Corporation, Multi-Family         5/03 at 102        Aa          3,065,340
                 Housing Revenue Bonds, 1993 Series A, 5.700%, 11/01/13

  3,800,000   New York City Industrial Development Agency, Amended               11/04 at 102       Aaa          4,030,280
                and Restated Industrial Development Revenue Bonds (1991 Japan
                Airlines Company, Ltd. Project), 6.000%, 11/01/15
                (Alternative Minimum Tax)

  2,130,000   City of Niagara Falls, Niagara County, New York, Water             No Opt. Call       Aaa          2,756,156
                Treatment Plant (Serial), Bonds, 1994, 8.500%, 11/01/07
                (Alternative Minimum Tax)

              OHIO - 8.0%

  2,430,000   Ohio Water Development Authority, Revenue Bonds, USA Waste          3/02 at 102       N/R          2,636,817
                Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)

  2,000,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,     11/02 at 102        A3          2,150,940
                Hospital Facilities Revenue Bonds, Series 1992 (Summa Health
                System Project), 6.250%, 11/15/07

  1,000,000   Dayton Special Facilities, Revenue Refunding 1993, Series F        No Opt. Call       BBB          1,067,710
                 (Emery Air Freight Corp.), 6.050%, 10/01/09

  4,500,000   County of Hamilton, Ohio, Hospital Facilities Revenue,             No Opt. Call        A1          4,885,920
                Refunding Bonds, Series 1992A (Bethesda Hospital, Inc.),
                6.250%, 1/01/06

  1,000,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue,        12/02 at 102       Aaa          1,056,090
                 Series 1992 Refunding Bonds, 6.000%, 12/01/14

              PENNSYLVANIA - 1.5%

  1,840,000   Pennsylvania Higher Educational Facilities Authority, College      No Opt. Call       Aaa          2,207,963
                and University Revenue Bonds, 9th Series, 7.625%, 7/01/15

              RHODE ISLAND - 2.1%

  3,000,000   Rhode Island Housing and Mortgage, Finance Corporation,             4/02 at 102        AA+         3,095,070
                 Homeownership Opportunity Bonds, Series 7, 6.500%, 4/01/25
                 (Alternative Minimum Tax)

              SOUTH CAROLINA - 0.7%

  1,000,000   Piedmont Municipal Power Agency (South Carolina), Electric         No Opt. Call        Aaa         1,094,460
                Revenue Bonds, 1996B Refunding Series, 6.000%, 1/01/07

              TEXAS - 7.9%

  1,800,000   City of Austin, Texas, Water, Sewer and Electric Refunding         No Opt. Call         A          2,186,604
                 Revenue Bonds, Series 1982, 14.000%, 11/15/01

 PRINCIPAL                                                                      OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS*   RATINGS**            VALUE
              TEXAS - CONTINUED

 $  610,000   Austin-Travis County MHMR Center Revenue Bonds (Mental              3/05 at 102        Aaa        $  665,437
                Health and Mental Retardation Center Facilities Acquisition
                Program), Series 1995-A, 6.500%, 3/01/15

  1,060,000   City of Galveston Property Finance Authority, Inc., Single Family   9/01 at 103          A         1,151,478
                Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

  1,150,000   Texas Community MHMR Centers Revenue Bonds (Mental Health and       3/05 at 102        Aaa         1,254,512
                Mental Retardation Center Facilities Acquisition Program),
                Series 1995 A-E, 6.500%, 3/01/15

  3,135,000   Ratama Development Corporation, Special Facilities Revenue Bonds   No Opt. Call        Aaa         4,307,271
                (Retama Park District Racetrack Project), Series 1993,
                8.750%, 12/15/11

  1,100,000   Travis County Health Facilities Development Corporation,           11/03 at 102        Aa2         1,174,833
                Hospital Revenue Bonds (Daughters of Charity National Health
                System-Daughters of Charity Health Services of Austin),
                Series 1993B, 5.900%, 11/15/07

    830,000   Tri-County MHMR Services Revenue Bonds (Mental Health and Mental    3/05 at 102       Aaa            905,430
                Retardation Center Facilities Acquisition Program),
                Series 1995-E, 6.500%, 3/01/15

              VIRGINIA - 1.5%

  2,000,000   Hampton Redevelopment and Housing Authority, Multifamily Housing    7/02 at 104      Baa2          2,163,860
                Revenue Refunding Bonds, Series 1994 (Chase Hampton II
                Apartments), 7.000%, 7/01/24 (Mandatory put 7/01/04)

              WASHINGTON - 10.9%

              Washington Health Care Facilities Authority, Revenue Bonds, Series
              1996 (Yakima Valley Memorial Hospital Association, Yakima):
  1,880,000     6.000%, 12/01/09                                                 No Opt. Call       AAA          2,068,019
  1,500,000     6.000%, 12/01/10                                                 No Opt. Call       AAA          1,643,685

              Washington Public Power Supply System, Nuclear Project No. 1,
              Refunding Revenue Bonds, Series 1993A:
  2,500,000     7.000%, 7/01/07                                                  No Opt. Call       Aa1          2,917,625
  3,000,000     7.000%, 7/01/08                                                  No Opt. Call       Aa1          3,519,630

  7,000,000   Washington Public Power Supply System, Nuclear Project No. 3       No Opt. Call       Aa1          4,610,410
                Refunding Revenue Bonds, Series 1990B, 0.000%, 7/01/06

  1,255,000   Public Utility District No. 1, of Douglas County, Washington,       9/00 at 102        A+          1,374,653
                Wells Hydroelectric Revenue Bonds, Series of 1990,
                7.700%, 9/01/08 (Alternative Minimum Tax)

$133,416,191  Total Investments - (cost $135,530,187) - 97.9%                                                  144,485,563
============

 PRINCIPAL                                                                      OPTIONAL CALL                       MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS*   RATINGS**            VALUE
              Temporary Investments in Short-Term Municipal Securities - 0.7%

 $  700,000   The Economic Development Corporation of the County of Delta        P-1                            $  700,000
                Michigan, Environmental Improvement Revenue Refunding Bonds,
                1985 Series D (Mead-Escanaba Paper Company Project), Variable
                Rate Demand Bonds, 3.800%, 12/01/23+

    400,000   Quadalupe-Blanco River Authority (Texas), Pollution Control        VMIG-1                            400,000
                Revenue Refunding Bonds (Central Power and Light Company
                Project), Series 1995, Variable Rate Demand Bonds,
                3.900%, 11/01/15+

 $1,100,000   Total Temporary Investments - 0.7%                                                                 1,100,000
===========
              Other Assets Less Liabilities - 1.4%                                                               1,935,266

              Net Assets - 100%                                                                               $147,520,829
              ============================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (UNAUDITED)
NOVEMBER 30, 1997
                                                                                  SELECT MATURITIES
ASSETS
 Investments in municipal securities, at market value (note 1)                         $144,485,563
 Temporary investments in short-term municipal securities, at amortized cost,
   which approximates market value (note1)                                                1,100,000
 Receivables:
   Interest                                                                               2,695,759
   Investments sold                                                                         120,770
Other assets                                                                                  2,751
                                                                                       ------------

      Total assets                                                                      148,404,843
                                                                                       ------------

LIABILITIES
 Cash overdraft                                                                             131,959
 Accrued expenses:
   Management fees (note 6)                                                                  60,266
   Other                                                                                     54,701
Dividends payable                                                                           637,088
                                                                                       ------------

      Total liabilities                                                                     884,014
                                                                                       ------------

Net assets (note 7)                                                                    $147,520,829
                                                                                       ============

Shares outstanding                                                                       12,370,635
                                                                                       ============

Net asset value per share outstanding (net assets divided by shares outstanding)       $      11.93
                                                                                       ============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED NOVEMBER 30, 1997
                                                                                 SELECT MATURITIES
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                                     $4,274,114
                                                                                        ----------

EXPENSES
   Management fees (note 6)                                                                366,702
   Shareholders' servicing agent fees and expenses                                           9,472
   Custodian's fees and expenses                                                            26,925
   Trustees' fees and expenses (note 6)                                                        465
   Professional fees                                                                        10,290
   Shareholders' reports - printing and mailing expenses                                    34,012
   Stock exchange listing fees                                                              12,173
   Investor relations expense                                                                5,560
   Other expenses                                                                            4,216
                                                                                        ----------
      Total expenses                                                                       469,815
                                                                                        ----------
Net investment income                                                                    3,804,299
                                                                                        ----------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                             185,967
Net change in unrealized appreciation or depreciation of investments                     2,578,422
                                                                                        ----------
Net gain from investments                                                                2,764,389
                                                                                        ----------
Net increase in net assets from operations                                              $6,568,688
                                                                                        ==========

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
                                                                                         SELECT MATURITIES
                                                                                   SIX MONTHS             YEAR ENDED
                                                                               ENDED 11/30/97                5/31/97
OPERATIONS
Net investment income                                                           $   3,804,299          $   7,720,297
Net realized gain from investment transactions (notes 1 and 4)                        185,967                259,465
Net change in unrealized appreciation or depreciation of investments                2,578,422              1,851,855
                                                                                -------------          -------------
Net increase in net assets from operations                                          6,568,688              9,831,617
                                                                                -------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income                                           (3,822,528)            (8,022,356)
From accumulated net realized gains from investment transactions                         --                 (398,327)
                                                                                -------------          -------------

Decrease in net assets from distributions to shareholders                          (3,822,528)            (8,420,683)
                                                                                -------------          -------------

Net increase in net assets                                                          2,746,160              1,410,934
Net assets at beginning of period                                                 144,774,669            143,363,735
                                                                                -------------          -------------

Net assets at end of period                                                     $ 147,520,829          $ 144,774,669
                                                                                =============          =============

Balance of undistributed net investment income at end of period                 $      27,952          $      46,181
                                                                                =============          =============


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
At November 30, 1997, the Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM).

The Fund has invested in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets, that in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, there were no such outstanding purchase commitments in the Fund.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Fund may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.


2. FUND SHARES
There were no share transactions during the six months ended November 30, 1997 or during the fiscal year ended May 31, 1997.


3. DISTRIBUTIONS TO SHAREHOLDERS
On December 1, 1997, the Fund declared a dividend distribution of $.0515 per share from its tax-exempt net investment income which was paid December 31, 1997, to shareholders of record on December 15, 1997. At the same time, the Fund also declared taxable distributions, which includes capital gains and/or market discount, of $.0376 per share.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $10,206,758 and $9,960,006, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $1,700,000 and $1,800,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.


5. UNREALIZED APPRECIATION (DEPRECIATION)
At November 30, 1997, net unrealized appreciation aggregated $8,955,376, of which $8,982,829 related to appreciated securities and $27,453 related to depreciated securities.


6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                         .5000 of 1%
For the next $125 million                                          .4875 of 1
For the next $250 million                                          .4750 of 1
For the next $500 million                                          .4625 of 1
For the next $1 billion                                            .4500 of 1
For net assets over $2 billion                                     .4375 of 1
-------------------------------------------------------------------------------

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. COMPOSITION OF NET ASSETS
At November 30, 1997, net assets consisted of:
Common shares, $.01 par value per share                           $    123,706
Paid-in surplus                                                    138,037,220
Balance of undistributed net investment income                          27,952
Accumulated net realized gain from investment transactions             376,575
Net unrealized appreciation of investments                           8,955,376
                                                                  ------------
Net assets                                                        $147,520,829
                                                                  ============

8. INVESTMENT COMPOSITION
The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At November 30, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

Revenue Bonds:
   Housing Facilities                                                       20%
   Utilities                                                                16
   Health Care Facilities                                                   13
   Transportation                                                            9
   Pollution Control Facilities                                              3
   Educational Facilities                                                    3
   Lease Rental Facilities                                                   3
   Industrial Development                                                    3
   Other                                                                     8
General Obligation Bonds                                                    10
Escrowed Bonds                                                              12
                                                                           ----
                                                                           100%
                                                                           ====

In addition, 39% of the long-term and intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

FINANCIAL HIGHLIGHTS (UNAUDITED) Selected data for a share outstanding throughout each period is as follows:
                                                            OPERATING PERFORMANCE
                                                                                       NET
                                                                                 REALIZED &         DIVIDENDS
                                                  NET ASSET            NET       UNREALIZED              FROM
                                                      VALUE        INVEST-       GAIN (LOSS)        TAX-EXEMPT     DISTRIBUTIONS
                                                  BEGINNING           MENT     FROM INVEST-     NET INVESTMENT              FROM
                                                  OF PERIOD         INCOME            MENTS             INCOME     CAPITAL GAINS
================================================================================================================================
SELECT MATURITIES
Six months ended 11/30/97                            $11.70          $ .31            $ .23             $(.31)            $ --
Year ended 5/31:
   1997                                               11.59            .62              .18              (.65)             (.04)
   1996                                               11.73            .64             (.09)             (.65)             (.04)
   1995                                               11.37            .64              .39              (.65)             (.02)
   1994                                               11.71            .62             (.27)             (.65)             (.04)
9/18/92 to 5/31/93                                    11.30            .39              .46              (.32)               --
================================================================================================================================

                                                                                                     TOTAL
                                                                                                   INVEST-
                                                                                                      MENT
                                                              PER SHARE            RETURN             TOTAL        NET ASSETS
                                            ORGANIZATION      NET ASSET      MARKET VALUE                ON         RETURN ON
                                                     AND      VALUE END            END OF            MARKET         NET ASSET
                                          OFFERING COSTS      OF PERIOD            PERIOD            VALUE+            VALUE+
=============================================================================================================================
SELECT MATURITIES
Six months ended 11/30/97                            $--         $11.93          $11.3125            8.15%             4.64%
Year ended 5/31:
   1997                                               --          11.70           10.7500            2.68              6.98
   1996                                               --          11.59           11.1250            6.14              4.76
   1995                                               --          11.73           11.1250            7.67              9.51
   1994                                               --          11.37           11.0000           (1.90)             2.86
9/18/92 to 5/31/93                                  (.12)         11.71           11.8750            1.74              6.54
===========================================================================================================================

                                                            RATIO/SUPPLEMENTAL DATA
                                                                                RATIO OF
                                                                                     NET
                                              NET ASSETS       RATIO OF       INVESTMENT
                                                  END OF       EXPENSES           INCOME         PORTFOLIO
                                              PERIOD (IN     TO AVERAGE       TO AVERAGE          TURNOVER
                                              THOUSANDS)     NET ASSETS       NET ASSETS              RATE
==========================================================================================================
SELECT MATURITIES
Six months ended 11/30/97                      $ 147,521           .64%*           5.17%*            7%
Year ended 5/31:
   1997                                          144,775           .64             5.35             17
   1996                                          143,364           .63             5.45             25
   1995                                          144,987           .65             5.64             38
   1994                                          140,602           .72             5.26             11
9/18/92 to 5/31/93                                91,599           .75*            5.11*            25
==========================================================================================================

*Annualized.

+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787


LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.


INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

INSERT:

BUILD A BETTER PORTFOLIO WITH NUVEEN

     Your financial adviser can show you how you can combine this Nuveen fund with other Nuveen stock and bond investments to build a portfolio that meets your short- and longer-term goals.

     Together, you can craft an investment portfolio that provides the income you need today and the growth you need for tomorrow, while simultaneously offering tax-efficiency and reduced overall risk.

     Talk with your adviser about putting Nuveen's full family of funds and trusts to work for you.

(See other side for a Nuveen product listing)

NUVEEN INVESTMENTS CAN HELP YOU SUSTAIN THE WEALTH OF A LIFETIME

MUTUAL FUNDS
Nuveen Rittenhouse Growth Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
National Municipal Bond Funds
State-Specific Municipal Bond Funds

UNIT TRUSTS
Equity
Corporate Bond
Municipal Bond

EXCHANGE-TRADED FUNDS
MUNIPREFERRED(R)
PRIVATE ASSET MANAGEMENT

Serving Investors for Generations

Photo of: JOHN NUVEEN, SR.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.




NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com


FSA-1.11.97